Subsequent events	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Subsequent events
31.	Subsequent events

Acquisition of interest in associates

On February 6, 2019, the Group acquired a 25.0% interest in Collact Serviços Digitais Ltda. (“Collact”), a private company based in São Paulo, Brazil, that develops customer relationship management (CRM) software for customer engagement, focused mainly in the food service segment, with which the Company expects to obtain synergies in its services to clients. The Group will pay R$ 1,667 until April 2020 for the acquisition of such interest.

The Group also holds an option to acquire an additional interest in the period from 2 to 3 years from the date of the initial acquisition, which will allow the Group to acquire an additional 25% interest in Collact.